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                                                                   EXHIBIT 10.11

                             FIRST AMENDMENT TO THE
                             AGREEMENT AMONG MEMBERS
                               (DEX HOLDINGS LLC)

                  The Agreement Among Members (Dex Holdings LLC) (the "Agreement") was originally executed on November 8, 2002. Section 6(c) of the Agreement allows the parties thereto to amend the Agreement in certain respects by written instrument. Therefore, effective as of September 8, 2003, the Agreement is amended as follows:

                  1. The preamble to the Agreement is hereby amended in its entirety to read as follows:

                           "THIS AGREEMENT AMONG MEMBERS (this "Agreement") is made and effective as of November 8, 2002, by and among Carlyle Partners III, L.P., a Delaware limited partnership ("CP III"), Carlyle-Dex Partners L.P., a Delaware limited partnership ("Carlyle Coinvest I"), Carlyle-Dex Partners II L.P., a Delaware limited partnership ("Carlyle Coinvest II" and, together with CP III and Carlyle Coinvest I, the "Carlyle Holders"), and Welsh, Carson, Anderson & Stowe IX, L.P., a Delaware limited partnership ("Welsh Carson IX"), and WD Investors LLC, a Delaware limited partnership ("WCAS Coinvest I" together with Welsh Carson IX, the "WCAS Holders") (the Carlyle Holders and the WCAS Holders, collectively, the "Members," and each individually a "Member"), Dex Holdings LLC, a Delaware limited liability company ("Company"), Dex Media, Inc., a Delaware corporation, Dex Media East, Inc., a Delaware corporation, Dex Media East LLC, a Delaware limited liability company, Dex Media West, Inc., a Delaware corporation and Dex Media West LLC, a Delaware limited liability company, together with each subsequently acquired or formed, direct or indirect Subsidiary of the Company (collectively, "Dex Media Entities")."

                  2. Section 2(a) of the Agreement is hereby amended in its entirety to read as follows:

                           "Each of the Members agrees to (i) vote (at any regular or special meeting of the Members or via written consent) all its Percentage Interest then Beneficially Owned by it (whether so Beneficially Owned as of the date hereof or hereafter acquired) in favor of, or otherwise to consent to, and (ii) to cause the applicable Nominees (as hereinafter defined) to take all actions necessary and appropriate (whether by vote or consent or otherwise) to cause, the election of the persons nominated in accordance with Section 2(b) hereof (the "Nominees") to the Dex Holdings LLC Board of Directors (the "Company Board"), Dex Media, Inc. Board of Directors (the "Dex Media Board"), the Dex Media East, Inc. Board of Directors (the "Dex Media East Board"), the Dex Media East LLC Board of Directors (the "Dex East Board"), the Dex Media West, Inc. Board of Directors (the "Dex Media West Board"), the Dex Media West LLC Board of Directors (the "Dex West Board") and to each of the Board of Directors (or comparable governing bodies) for each other Dex Media Entity (collectively, the "Dex Media Entities Boards")."

                                  * * * * * * *

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         IN WITNESS WHEREOF, the Members have caused this First Amendment to the
Agreement to be to be effective as of September 9, 2003.

                           CARLYLE HOLDERS

                           CARLYLE PARTNERS III, L.P.

                                 By:      TC Group III, L.P.,
                                          its General Partner

                                 By:      TC Group III, L.L.C.,
                                          its General Partner

                                 By:      TC Group, L.L.C.,
                                          its Managing Member

                                 By:      TCG Holdings, L.L.C.,
                                          its Managing Member

                                 By:               /s/ Daniel A. D'Aniello
                                          -----------------------------------
                                          Name:    Daniel A. D'Aniello
                                          Title:   Managing Director

                           CARLYLE-DEX PARTNERS L.P.

                                 By:      TC Group III, L.P.,
                                          its General Partner

                                 By:      TC Group III, L.L.C.,
                                          its General Partner

                                 By:      TC Group, L.L.C.,
                                          its Managing Member

                                 By:      TCG Holdings, L.L.C.,
                                          its Managing Member

                                 By:              /s/ Daniel A. D'Aniello
                                          -----------------------------------
                                          Name:   Daniel A. D'Aniello
                                          Title:  Managing Director

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                           CARLYLE-DEX PARTNERS II L.P.

                                 By:      TC Group III, L.P.,
                                          its General Partner

                                 By:      TC Group III, L.L.C.,
                                          its General Partner

                                 By:      TC Group, L.L.C.,
                                          its Managing Member

                                 By:      TCG Holdings, L.L.C.,
                                          its Managing Member

                                 By:              /s/ Daniel A. D'Aniello
                                          -----------------------------------
                                          Name:    Daniel A. D'Aniello
                                          Title:   Managing Director

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                           WCAS HOLDERS

                           WELSH, CARSON, ANDERSON & STOWE IX, L.P.

                                 By:      WCAS IX Associates, LLC
                                          as its General Partner

                                 By:             /s/ Anthony J. de Nicola
                                          --------------------------------------
                                          Name:  Anthony J. de Nicola
                                          Title: Managing Member

                           WD INVESTORS LLC

                                 By:      WCAS IX Associates, LLC,
                                          as its General Partner

                                 By:             /s/ Anthony J. de Nicola
                                          --------------------------------------
                                          Name:  Anthony J. de Nicola
                                          Title: Managing Member

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                           DEX HOLDINGS LLC

                                 By:             /s/ Sanjay Swani
                                          -----------------------------------
                                          Name:  Sanjay Swani
                                          Title: Co-Senior Vice President and
                                                 Managing Director

                           DEX MEDIA, INC.

                                 By:             /s/ Frank Eichler
                                          -----------------------------------
                                          Name:  Frank Eichler
                                          Title: Senior Vice President, General
                                                 Counsel and Secretary

                           DEX MEDIA EAST, INC.

                                 By:             /s/ Frank Eichler
                                          -----------------------------------
                                          Name:  Frank Eichler
                                          Title: Senior Vice President, General
                                                 Counsel and Secretary

                           DEX MEDIA EAST LLC

                                 By:             /s/ Frank Eichler
                                          -----------------------------------
                                          Name:  Frank Eichler
                                          Title: Senior Vice President, General
                                                 Counsel and Secretary

                           DEX MEDIA WEST, INC.

                                 By:             /s/ Frank Eichler
                                          -----------------------------------
                                          Name:  Frank Eichler
                                          Title: Senior Vice President, General
                                                 Counsel and Secretary

                           DEX MEDIA WEST LLC

                                          By:          s/ Frank Eichler
                                                 -------------------------------
                                          Name:  Frank Eichler
                                          Title: Co-Senior Vice President and
                                                 Managing Director